COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
Litigation, Environmental Matters, and Indemnifications
The Company and certain subsidiaries are involved in various lawsuits, claims and environmental actions that have arisen in the normal course of business with respect to product liability, patent infringement, governmental regulation, contract and commercial litigation, as well as possible obligations to investigate and mitigate the effects on the environment of the disposal or release of certain substances at various sites. In addition, in connection with divestitures and the related transactions, the Company from time to time has indemnified and has been indemnified by third parties against certain liabilities that may arise in connection with, among other things, business activities prior to the completion of the respective transactions. The term of these indemnifications, which typically pertain to environmental, tax and product liabilities, is generally indefinite. The Company records liabilities for ongoing and indemnification matters when the information available indicates that it is probable that a liability will be incurred and the amount of the loss can be reasonably estimated.

As of December 31, 2024, the Company has recorded indemnification assets of $28 million within "Accounts and notes receivable - net" and $298 million within "Deferred charges and other assets" and indemnification liabilities of $178 million within "Accrued and other current liabilities" and $237 million within "Other noncurrent obligations" within the Consolidated Balance Sheets. As of December 31, 2023, the Company has recorded indemnified assets of $21 million within "Accounts and notes receivable - net" and $242 million within "Deferred charges and other assets" and indemnified liabilities of $200 million within "Accrued and other current liabilities" and $263 million within "Other noncurrent obligations" within the Consolidated Balance Sheets.

The Company’s accruals for indemnification liabilities related to the binding Memorandum of Understanding (“MOU”) between Chemours, Corteva, EIDP and the Company and to the DowDuPont ("DWDP") Separation and Distribution Agreement and the Letter Agreement between the Company and Corteva (together the “Agreements”) discussed below, are included in the balances above.

PFAS Stray Liabilities: Future Eligible PFAS Costs
On July 1, 2015, EIDP, a Corteva subsidiary since June 1, 2019, completed the separation of EIDP’s Performance Chemicals segment through the spin-off of Chemours to holders of EIDP common stock (the “Chemours Separation”). On June 1, 2019, the Company completed the separation of its agriculture business through the spin-off of Corteva, Inc. (“Corteva”), including Corteva’s subsidiary EIDP.

On January 22, 2021, the Company, Corteva, EIDP and Chemours entered into the MOU pursuant to which the parties have agreed to release certain claims that had been raised by Chemours including any claims arising out of or resulting from the process and manner in which EIDP structured or conducted the Chemours Separation, and any other claims that challenge the Chemours Separation or the assumption of Chemours Liabilities (as defined in the Chemours Separation Agreement) by Chemours and the allocation thereof, subject in each case to certain exceptions set forth in the MOU.

Pursuant to the MOU, the parties have agreed to share certain costs associated with potential future liabilities related to alleged historical releases of certain PFAS out of pre-July 1, 2015 conduct (“eligible PFAS costs”) until the earlier to occur of (i) December 31, 2040, (ii) the day on which the aggregate amount of Qualified Spend, as defined in the MOU, is equal to $4 billion or (iii) a termination in accordance with the terms of the MOU. PFAS refers to per- or polyfluoroalkyl substances, which include perfluorooctanoic acids and its ammonium salts (“PFOA”).

The parties have agreed that, during the term of this sharing arrangement, Qualified Spend up to $4 billion will be borne 50 percent by Chemours and 50 percent, up to a cap of $2 billion, by the Company and Corteva. The Company and Corteva will split their 50 percent of Qualified Spend in accordance with the Agreements; accordingly, the Company's portion of the $2 billion is approximately $1.4 billion. At December 31, 2024, the Company had paid Qualified Spend of approximately $605 million against its portion of the $2 billion cap. After the term of this arrangement, Chemours’ indemnification obligations under the Chemours Separation Agreement would continue unchanged.

In order to support and manage any potential future eligible PFAS costs, the parties also agreed to establish an escrow account (the "MOU Escrow Account"). The MOU provides that (1) no later than each of September 30, 2021 and September 30, 2022, Chemours shall deposit $100 million and DuPont and Corteva shall together deposit $100 million in the aggregate into the MOU Escrow Account and (2) no later than September 30 of each subsequent year through and including 2028, Chemours shall deposit $50 million and DuPont and Corteva shall together deposit $50 million in the aggregate into the MOU Escrow Account. Subject to the terms and conditions set forth in the MOU, each party may be permitted to defer funding in any calendar year beginning with 2022 through and including 2028. Additionally, if on December 31, 2028, the balance in the MOU Escrow Account (including interest) is less than $700 million, Chemours will make 50 percent of the deposits and DuPont and Corteva together will make 50 percent of the deposits necessary to restore the balance to $700 million. Such payments will be made in a series of consecutive annual equal installments commencing on September 30, 2029 pursuant to the replenishment terms set forth in the MOU.

At December 31, 2024, each of Chemours, Corteva and DuPont have made additional deposits into the MOU Escrow Account totaling $100 million in the aggregate. DuPont's aggregate MOU escrow deposits of $35 million, not including interest, at December 31, 2024 are reflected in "Restricted cash and cash equivalents - noncurrent" on the Consolidated Balance Sheets.

Under the Agreements, Divested Operations and Businesses ("DDOB") liabilities of EIDP not allocated to or retained by Corteva or the Company are categorized as relating to either (i) PFAS Stray Liabilities, if they arise out of actions related to or resulting from the development, testing, manufacture or sale of PFAS; or (ii) Non-PFAS Stray Liabilities, (and together with PFAS Stray Liabilities, the “EIDP Stray Liabilities”).

The Agreements provide that the Company and Corteva will each bear a certain percentage of the Indemnifiable Losses, described below, rising from EIDP Stray Liabilities and that the percentage changes upon each company meeting its respective threshold of $150 million for PFAS Stray Liabilities and $200 million for EIDP Stray Liabilities. In addition, for certain Non-PFAS Liabilities, (“Specified Spend Non-PFAS Liabilities”), Corteva must spend specified amounts before costs associated with such matter will be considered Indemnifiable Losses.

The Agreements provide that the Company and Corteva each bear 50 percent of the first $300 million ($150 million) of total Indemnifiable Losses related to PFAS Stray Liabilities. In 2023, the companies met their respective $150 million threshold, and as a result the Company bears 71 percent of Indemnifiable Losses related to PFAS Stray Liabilities and Corteva bears 29 percent. At December 31, 2024, DuPont has accrued for future Qualified Spend and Indemnifiable Losses related to PFAS Stray Liabilities accordingly.

The $150 million of Indemnifiable Losses incurred for PFAS Stray Liabilities has been credited against each company’s $200 million threshold. Corteva has met its $200 million threshold. As a result, until the Company meets its $200 million threshold, it is responsible for managing the Non-PFAS Stray Liabilities, excluding Specified Spend Non-PFAS Liabilities for which Corteva has not reached its specified spend amount, and is bearing all Indemnifiable Losses associated with such Non-PFAS Stray Liabilities. DuPont met its $200 million threshold by December 31, 2024 and as a result, the Company will bear 71 percent and Corteva will bear 29 percent of Indemnifiable Losses related to Non-PFAS Stray Liabilities. At December 31, 2024, the Company has accrued for future Indemnifiable Losses related to Non-PFAS Stray Liabilities, including Specified Spend Non-PFAS Liabilities, accordingly.

Indemnifiable Losses, as defined in the DWDP Separation and Distribution Agreement, include, among other things, attorneys’, accountants’, consultants’ and other professionals’ fees and expenses incurred in the investigation or defense of EIDP Stray Liabilities.

In connection with the MOU and the Agreements, the Company has recognized the following indemnification liabilities related to eligible PFAS costs:

Indemnification Related Liabilities Associated with the MOU
In millions	December 31, 2024	December 31, 2023	Balance Sheet Classification
Current indemnification liabilities	$99	$87	Accrued and other current liabilities
Long-term indemnification liabilities	123	119	Other noncurrent obligations
Total indemnification liabilities accrued under the MOU [1]	$222	$206
1.As of December 31, 2024 and 2023, total indemnified liabilities accrued include $128 million and $139 million, respectively, related to Chemours environmental remediation activities at their site in Fayetteville, North Carolina under the Consent Order between Chemours and the North Carolina Department of Environmental Quality (the "NC DEQ").

In addition to the above, beginning the second quarter of 2023, the Company recognized a liability related to the Water District Settlement Agreement, defined below, between Chemours, Corteva, EIDP and DuPont related to the aqueous film-forming foams multi-district litigation. The judgment became final in April 2024, therefore $408 million, including interest, is reflected as a cash outflow within cash flows from discontinued operations for the year ended December 31, 2024.

Future charges associated with the MOU will be recognized over the term of the agreement as a component of income from discontinued operations to the extent liabilities become probable and estimable.
In 2004 EIDP's reached a settlement in Leach v. E.I. DuPont de Nemours & Co., which gave certain residents in Ohio and West Virginia standing to pursue personal injury claims for just six health conditions that an expert panel appointed under the Leach settlement reported in 2012 had a “probable link” (as defined in the settlement) with PFOA: pregnancy-induced hypertension, including preeclampsia; kidney cancer; testicular cancer; thyroid disease; ulcerative colitis; and diagnosed high cholesterol. After the panel reported its findings, approximately 3,550 personal injury lawsuits filed in Ohio and West Virginia state and federal courts, were consolidated in multi-district litigation in the U.S. District Court for the Southern District of Ohio (“Ohio MDL”). In 2017, Chemours and EIDP settled the Ohio MDL for $670 million.

Post the 2017 settlement, approximately 100 additional cases were filed. EIDP and Chemours settled all but one of these cases in 2021 for $83 million with each of the Company and EIDP contributing $27 million and Chemours contributing $29 million. The remaining case resulted in a jury verdict for the plaintiff which has been paid. The Company was not a defendant but made its share of the payment in accordance with the Agreements and MOU. Since that time, Plaintiffs’ counsel had approximately 70 cases that were, or were to be, filed in the Ohio MDL. Prior to the start of the first trial in September 2024, EIDP and Chemours entered into an agreement in principle providing for settlement for all pending cases in the MDL as well as additional pre-suit claims. On September 6, 2024, the parties accepted a mediator’s proposal, and the trials were postponed. The parties ultimately entered into a settlement agreement on November 13, 2024 (“2024 Settlement”). The agreement included two payments to be made, the first for approximately $30 million, due upon receiving the dismissals for all the approximately 73 known filed and unfiled cases. A second payment of $29 million is contingent upon the court's order dissolving the Ohio MDL. In December 2024, the plaintiffs delivered dismissals for all cases, and filed a motion with the court to terminate the Ohio MDL and DuPont satisfied its portion ($11 million) of the first payment. DuPont has also recorded a charge of $10 million, representing its portion of the contingent second payment, which is accrued for as of December 31, 2024. On February 11, 2025, the court recommended a termination of the Ohio MDL. The second payment will become due if the panel overseeing the Ohio MDL accepts the court's recommendation.

In November 2023, DuPont, Chemours and Corteva (for itself and EIDP) reached a settlement agreement with the State of Ohio designed to benefit Ohio's natural resources and the people of the State of Ohio. Among other things, and subject to certain limitations and preservations, the settlement resolves the State's claims relating to releases of PFAS in or into the State from the companies' facilities and claims relating to the manufacture and sale of PFAS-containing products and the State's claims related to AFFF. As part of the settlement, the companies agreed to pay the State of Ohio a combined total of $110 million, 80 percent of which the State has allocated to restoration of natural resources related to operation of the Washington Works facility. The settlement will become effective and payable, upon resolution of the appeals process and entry of final judgment by the court. Consistent with the MOU, DuPont's share of the settlement will be approximately $39 million, which is accrued for as of December 31, 2024.

In July 2021, Chemours, Corteva (for itself and EIDP) and DuPont reached a resolution with the State of Delaware for $50 million among other consideration, that avoids litigation and addresses potential natural resources damages from known historical and current releases by the companies in or affecting Delaware. In 2022, the companies paid the settlement consistent with the MOU. DuPont's share was $13 million. The settlement provides for a potential Supplemental Payment to Delaware up to a total of $25 million, if certain conditions are met. As a result, upon the above described settlement with the State of Ohio reached in November 2023 becoming effective, a Supplemental Payment will be owed to the State of Delaware and paid in accordance to the terms of the MOU. The Company has accrued $9 million as of December 31, 2024 related to the Supplemental Payment.

As of December 31, 2024, there are various cases alleging damages due to PFAS which are discussed below. Such actions often include claims alleging that EIDP's transfer of certain PFAS liabilities to Chemours resulted in a fraudulent conveyance or voidable transaction. With the exception of the fraudulent conveyance claims, which are excluded from the MOU, legal fees, expenses, costs, and any potential liabilities for eligible PFAS costs presented by the following matters will be shared in accordance with the MOU between Chemours, EIDP, Corteva and DuPont.

Beginning in April 2019, lawsuits alleging damages from the use of PFAS-containing aqueous film-forming foams (“AFFF”) were filed against EIDP and Chemours, and companies such as 3M that made AFFF. The majority of these lawsuits were consolidated in a multi-district litigation (the “AFFF MDL”) captioned In Re: Aqueous Film Forming Foams (AFFF) Products Liability Litigation that is pending in the United States District Court for the District of South Carolina (the “Court”). The matters pending in the AFFF MDL allege damages as a result of contamination, in most cases allegedly from migration from airports or military installations, or personal injury from exposure to AFFF. The plaintiffs in the MDL include, among others, water districts, individuals and states attorneys general. DuPont has never made or sold AFFF, perfluorooctanesulfonic acid ("PFOS") or PFOS-containing products, and most of the actions in the AFFF MDL name DuPont as a defendant solely related to fraudulent transfer claims related to the Chemours Separation and the DowDuPont separations.
On June 30, 2023, Chemours, Corteva, EIDP and DuPont entered a definitive agreement to resolve for $1.185 billion in cash all PFAS-related claims of a defined class of U.S. public water systems, including claims that are part of the AFFF MDL, (the “Water District Settlement Agreement”).

DuPont paid its $400 million contribution into the Water District Settlement Fund in the third quarter 2023. That payment included $100 million that DuPont had deposited into the MOU Escrow Account as of June 30, 2023. The Company’s total contribution, including interest, of $408 million has been removed from "Restricted cash and cash equivalents - current" along with the associated "Accrued and other current liabilities" within the Consolidated Balance Sheets as of December 31, 2024, as the settlement became final in the second quarter 2024. DuPont's aggregate MOU escrow deposits of $405 million, including interest, at December 31, 2023 is reflected in "Restricted cash and cash equivalents - noncurrent" on the Consolidated Balance Sheets.

The Water District Settlement's defined class is composed of all Public Water Systems, as defined in 42 U.S.C § 300f, with a current detection of PFAS and all Public Water Systems, that are currently required to monitor for PFAS under the EPA’s Fifth Unregulated Contaminant Monitoring Rule (“UCMR 5”) or other applicable federal or state law. The class does not include water systems owned and operated by a State or the United States government or small systems that have not detected PFAS and are not currently required to monitor for it under federal or state requirements. While it is reasonably possible that the excluded systems or claims could result in additional future lawsuits, claims, assessments or proceedings, it is not possible to predict the outcome of any such matters, and as such, the Company is unable to develop an estimate of a possible loss or range of losses, if any, at this time.

As part of the approval process, the Court established, among other things, a mechanism for class members to submit requests to be excluded from the settlement. Approximately 900 of 14,167 entities on the list of potential class members submitted timely requests for exclusion. The time has passed for any further entities to opt out.

The Court ordered the dismissal of personal injury claims by September 10, 2024, that do not meet certain evidentiary requirements unless they allege one of the following eight health conditions: high cholesterol, pregnancy induced hypertension, ulcerative colitis, thyroid disease, testicular cancer, kidney cancer, liver cancer or thyroid cancer. Cases that are dismissed pursuant to the Court’s order may be re-filed within four years if plaintiffs later meet the evidentiary requirements specified in the Court’s order. There are about 5,200 personal injury cases currently pending in the AFFF MDL reflecting confirmed dismissals under the Court’s order and any newly filed cases. The Company expects additional personal injury cases – which include claims that identify one of the eight health conditions – will continue to be filed into the AFFF MDL.

The 25 bellwether personal injury cases have been further narrowed to a group of Tier 2 bellwether plaintiffs. The Tier 2 bellwether plaintiffs include nine cases that allege harm from kidney cancer, testicular cancer, ulcerative colitis, or thyroid disease. The court has set the first Tier 2 trial to occur on October 6, 2025. The trial will include a case or cases from Pennsylvania that allege harm from either kidney cancer or testicular cancer.

Some state attorneys general have filed lawsuits, on behalf of their respective states, against DuPont, outside of the AFFF MDL that allege environmental contamination by certain PFAS compounds distinct from AFFF. Generally, the states raise common law tort claims and seek economic impact damages for alleged harm to natural resources, punitive damages, present and future costs to clean up contamination from certain PFAS compounds, and to abate the alleged nuisance. Most of these actions include fraudulent transfer claims related to the Chemours Separation and the DowDuPont separations.

In April 2021, a historic DuPont Dutch subsidiary and the Dutch entities of Chemours and Corteva, received a civil summons issued by the Court of Rotterdam, the Netherlands, on behalf of four municipalities neighboring the Chemours Dordrecht facility. The municipalities are seeking liability declarations relating to the Dordrecht site’s current and historical PFAS operations and emissions. On September 27, 2023, the Court determined that the defendants were liable to the municipalities for (i) PFOA emissions between July 1, 1984 to March 1, 1998 and (ii) removal costs if deposited emissions on the municipalities' land infringes the applicable municipalities' property rights by an objective standard. Chemours entered into a Letter of Intent (“LOI”) with the municipalities on June 28, 2024, that includes the implementation of a specific remediation plan for the restoration of restricted vegetable gardens in certain areas of those municipalities to be funded by Chemours, sampling and developing a program to address the Merwelanden recreational lake, and further settlement discussions, including a fund to cover certain other expenditures aimed at environmental-related activities. The LOI contemplates the possibility of settling the court dispute, although still subject to further discussions which are ongoing with the municipalities and there is no guarantee that these discussions will result in a settlement. Although the Company believes a loss is probable, it is not estimable.
Additionally, there are cases in Canada that allege harm from PFAS contamination including property and natural resource damage claims, both related and unrelated to AFFF.

In addition to the above matters, there are other legal matters pending that make claims related to PFAS. The Company is specifically named in some of these legal matters and some are pending against Chemours and/or Corteva/EIDP in which the Company is not named. Certain of these actions may purport to be class actions and seek damages in very large amounts. Regardless of whether the Company is named, the costs of litigation and future liabilities, if any, in these matters, are or may be eligible PFAS costs under the MOU and Indemnification Losses under the Agreements.

While Management believes it has appropriately estimated the liability associated with eligible PFAS matters and Indemnifiable Losses as of the date of this report, it is reasonably possible that the Company could incur additional eligible PFAS costs and Indemnifiable Losses in excess of the amounts accrued. It is not possible to predict the outcome of any such matters due to various reasons including, among others, future actions and decisions, as well as factual and legal issues to be resolved in connection with PFAS matters. As such, at this time DuPont is unable to develop an estimate of a possible loss or range of losses, if any, above the liability accrued at December 31, 2024. It is possible that additional costs or losses could have a significant effect on the Company’s financial condition and/or cash flows in the period in which they occur; however, costs qualifying as Qualified Spend are limited by the terms of the MOU.

Other Litigation Matters
In addition to the matters described above, the Company is party to claims and lawsuits arising out of the normal course of business with respect to product liability, patent infringement, governmental regulation, contract and commercial litigation, and other actions. Certain of these actions may purport to be class actions and seek damages in very large amounts. As of December 31, 2024, the Company has liabilities of $26 million associated with these other litigation matters. It is the opinion of the Company’s management that the possibility is remote that the aggregate of all such other claims and lawsuits will have a material adverse impact on the results of operations, financial condition and cash flows of the Company. In accordance with its accounting policy for litigation matters, the Company will expense litigation defense costs as incurred, which could be significant to the Company’s financial condition and/or cash flows in the period.

Environmental Matters
Accruals for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on current law and existing technologies. At December 31, 2024, the Company had accrued obligations of $275 million for probable environmental remediation and restoration costs. These obligations are included in "Accrued and other current liabilities" and "Other noncurrent obligations" in the Consolidated Balance Sheets. It is reasonably possible that environmental remediation and restoration costs in excess of amounts accrued could have a material impact on the Company’s results of operations, financial condition and cash flows. Inherent uncertainties exist in these estimates primarily due to unknown conditions, changing governmental regulations and legal standards regarding liability, and emerging remediation technologies for handling site remediation and restoration.

The accrued environmental obligations include the following:

Environmental Accrued Obligations
In millions	December 31, 2024	December 31, 2023	Potential exposure above the amount accrued [1]
Environmental remediation liabilities not subject to indemnity	$45	$46	$106

Environmental remediation indemnified related liabilities:
Indemnifications related to Dow and Corteva [2]	83	101	177
MOU related obligations (discussed above) [3]	146	152	31
Other environmental indemnifications	1	1	2
Total environmental related liabilities	$275	$300	$316
1.The environmental accrual represents management’s best estimate of the costs for remediation and restoration with respect to environmental matters, although it is reasonably possible that the ultimate cost with respect to these particular matters could range above the amount accrued as of December 31, 2024.
2.Pursuant to the DWDP Separation and Distribution Agreement and Letter Agreement, the Company is required to indemnify Dow and Corteva for certain Non-PFAS clean-up responsibilities and associated remediation costs.
3.The MOU related obligations include the Company's estimate of its liability under the MOU for remediation activities based on the current regulatory environment.